UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2023
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Joby Aviation, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware			001-39524	98-1548118
(State or Other Jurisdiction of Incorporation)			(Commission File Number)	(IRS Employer Identification No.)

2155 DELAWARE AVENUE
SUITE #225
SANTA CRUZ	,	California		95060
(Address of Principal Executive Offices)				(Zip Code)
Registrant’s Telephone Number, Including Area Code: 831 201-6700
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	JOBY	New York Stock Exchange
Warrants to purchase common stock	JOBY WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Performance Equity Award Program

On February 27, 2023, Compensation Committee (the “Committee”) of the board of directors (the “Board”) of Joby Aviation, Inc. (the “Company”) adopted a performance equity award program for calendar year 2023 (the “Program”). All employees of the Company, including the Company’s named executive officers (“NEOs”), are eligible to participate in the Program. Under the Program, upon and subject to the Company’s achievement of certain operational, manufacturing and business goals in 2023, each eligible Company employee will be granted one or more awards of restricted stock units (“RSUs”) under the Company’s 2021 Incentive Award Plan having a value equal to a percentage of the employee’s annual salary. Any RSUs that are granted under the Program will vest in equal installments on each of January 16, 2024, February 12, 2024, March 11, 2024 and April 16, 2024, subject to the holder’s continued employment with the Company through such date.

On February 27, 2023, the Committee also approved (and in the case of the Company’s Chief Executive Officer, the Board approved) the target and maximum value of the RSU awards to be granted under the Program in connection with achievement of the Program goals. For each of the Company’s NEOs, the target and maximum value of the RSU awards that may be granted under the Program is set forth in the table below.

Name	Target Value ($)	Maximum Value ($)
JoeBen Bevirt, Chief Executive Officer	558,000	930,000
Matthew Field, Chief Financial Officer	468,000	780,000
Eric Allison, Head of Product	252,000	420,000

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Joby Aviation, Inc.

Date:	March 3, 2023	By:	/s/ Matthew Field
		Name:	Matthew Field
		Title:	Chief Financial Officer